UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Trinseo S.A.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 21, 2017.

TRINSEO S.A.

TRINSEO S.A.
1000 CHESTERBROOK BLVD.
SUITE 300
BERWYN, PA 19312

E28442-P91874

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: April 14, 2017
Date: June 21, 2017 **Time:** 3:00 p.m. CEST
Location: 4 rue du Fort Niedergrünewald
BP 512/Quartier Européen Nord
L-2015 Luxembourg
Grand Duchy of Luxembourg

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P91874 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E28443 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

Ordinary Resolutions:

1. To elect the four Class III directors specifically named in the proxy statement, each to serve for a term of three years.

   Nominees:

   1a. K'Lynne Johnson

   1b. Jeannot Krecké

   1c. Donald T. Misheff

   1d. Craig A. Rogerson

2. To ratify the Board of Directors' appointment of:

   2a. Philip Martens as a Class II director to fill the vacancy created by the resignation of Felix Hauser, with a remaining term of two years.

   2b. Joseph Alvarado as a Class I director to fill the vacancy created by the resignation of Michel Plantevin, with a remaining term of one year.

3. To approve changes to the Company's director compensation program.

4. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.

5. To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2016 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2016.

6. To approve the allocation of the results of the year ended December 31, 2016.

7. To approve the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended December 31, 2016.

8. To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company's independent auditor for all statutory accounts required by Luxembourg law.

9. To ratify the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm.

10. To authorize the Board's share repurchase program.

Extraordinary Resolution:

11. To approve amendments to the Company's Articles of Association as set forth in the Company's proxy statement.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E28444-P91874

E28445-P91874